UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K/A

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 08, 2015

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 474-1816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events.

On May 6, 2015, The Company announces that FutureLand Corp has signed a letter of intent for a proposed joint venture with Carl G./Okanagan Indian Band of British Columbia.

The purpose of this Amendment is to make the following corrections;

The Company announces that FutureLand Corp has signed a letter of intent for a proposed joint venture with Carl Gregoire of British Columbia.

Nature of Proposed Agreement

FutureLand Corp., a Colorado company, is a cannabis and hemp land leasing company formed to capitalize upon the emerging global cannabis market. FutureLand will create a Canadian subsidiary that will grow and operate a cultivation facility and dispensary in conjunction with Partner on Partner’s land which is located on 20+/- acres in British Columbia. It is understood by the Company that the land is Crown land, but Carl Gregoire has full control to enter into an agreement with FutureLand Corp. to develop said property for said purposes as a JV.

The provisions of this JV do not constitute and will not give rise to any legally binding obligation on the part of GREGOIRE or COMPANY. Moreover, no past or future action, course of conduct or failure to act or relating to the negotiation of the terms of the Definitive Agreements, will give rise to or serve as a basis for any obligation or other liability on the part of GREGOIRE or COMPANY.

Due to this agreement FutureLand will incorporate "FutureLand Native Canada BC" in British Columbia.

Based on the agreement, GREGOIRE will acquire proper permits/licenses for land, grow facilities, dispensaries, sale and otherwise from local, Indian and Canadian federal regulatory authorities. FutureLand, on the other hand, will provide the financing, grow expertise and grow technology (in conjunction with HempTech).

The JV is for preliminary discussions only. The actual agreement will be processed after the due diligent completion.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1 LETTER OF INTENT FOR A PROPOSED JOINT VENTURE BETWEEN CARL GREGOIRE AND FUTURELAND CORP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated: May 08, 2015